UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 3, 2005

PANAMERICAN BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Coral Way, Miami, Florida 33451
(Address of principal executive offices) (Zip Code)

305-421-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

The Special Meeting of Stockholders (the “Meeting”) of PanAmerican Bancorp, a Delaware corporation (the “Company”), will be held on or about July 14, 2005.

Pursuant to the proxy rules promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company notifies its stockholders that the deadline for receipt of stockholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Meeting is June 8, 2005.  Proposals of the Company’s stockholders intended to be included in the proxy materials for the Meeting must comply with the proxy rules promulgated under the Exchange Act, including Rule 14a-8.

The deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Meeting will be June 8, 2005.  As to all such proposals of which the Company does not have notice on or prior to June 8, 2005, persons designated in the Company’s proxy related to the Meeting will have discretionary authority to vote on such proposals.

Stockholder proposals should be submitted to the Company at its office located at 3400 Coral Way, Miami, Florida 33451, attn: Michael E. Golden, Chief Executive Officer and President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 3, 2005

PANAMERICAN BANCORP

By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	Chief Executive Officer and President

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